SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                  July 3, 2001
                                  ------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-25056                  59-3262958
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             Two World Trade Center
                               New York, New York
                             ----------------------
                    (Address of Principal Executive Offices)

                                      10048
                                      -----
                                   (Zip Code)

                                 (212) 748-7000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                   (Former Name or Former Address, if Changed
                               Since Last Report)



                         The Exhibit Index is on Page 4

                               Page 1 of 6 Pages

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

99.1     Press Release, dated July 3, 2001.

Item 9.       Regulation FD Disclosure

         A press release of the Registrant issued on July 3, 2001, describing
(i) the Registrant's anticipated financial results for its fiscal second quarter ended June 30, 2001 and (ii) the completion of the previously-announced restructuring of the Registrant's Tokyo operations, is furnished herewith and attached hereto as Exhibit 99.1.

         The furnishing of the press release as an exhibit to this Report is not to be deemed an admission that the release contains material information that has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).

                               Page 2 of 6 Pages

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MAXCOR FINANCIAL GROUP INC.



                                     By: /s/ GILBERT SCHARF
                                         ---------------------------------------
                                         Name: Gilbert Scharf
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer

Date: July 6, 2001

                               Page 3 of 6 Pages

                                  EXHIBIT INDEX

Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------

99.1                     Press Release, dated July 3, 2001                 5


                               Page 4 of 6 Pages